UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-00204

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:  July 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Mid-Cap Growth Fund


Annual Report

July 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



September 19, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Mid-Cap Growth Fund (the "Fund") for the annual reporting period ended July 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund normally invests substantially all of its assets in high-quality common stocks that AllianceBernstein expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. This Fund may also invest in foreign securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell MidCap Growth Index, for the six- and 12-month periods ended July 31, 2006. Recent weakness in the equity markets, particularly among growth stocks, has been largely indiscriminate and appears to predominantly reflect "macro" concerns. Nevertheless, both market and Fund performance was negative over the review period.

The Fund underperformed its benchmark for both the six- and 12-month periods ended July 31, 2006.

During the 12-month period ended July 31, 2006, the Fund's underperformance was largely attributable to stock selection. On a sector selection basis, the Fund's significant underweight in the energy sector was the largest detractor from relative performance. An underweight in the materials and processing sector also detracted from performance. The largest contribution was attributable to a modest overweight in utilities, followed by a modest underweight in producer durables.

During the six-month period ended July 31, 2006, the majority of the Fund's underperformance relative to the benchmark was attributable to stock selection. In terms of sector selection, the Fund's significant overweight in the technology sector made the largest contribution to its underperformance relative to the benchmark. An underweight in the energy sector also detracted from performance. The Fund's modest overweight in the utilities sector was the largest contributor to performance, followed by the impact of a slight overweight in the financial services sector.

Market Review and Investment Strategy

In the six-month period ending July 31, 2006, an early period of calm proved short-lived, as the equity markets sold off sharply in May, and did not recover convincingly as July came to a close. The price of oil, however, exhibited strength throughout the period, rising from under $60/barrel in mid-February to nearly $75 at the end of July. The bond markets sold off from February through mid-May, with the yield on the 10-year Treasury rising from a low of 4.52% in February to a high of 5.19% on May 12. The bond market later rallied, however, sending the yield back below 5% by July 31.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 1


Economic growth has moderated over time, as illustrated by U.S. gross domestic product (GDP), with an initial reading for second quarter real GDP growth of just 2.5% on an annualized basis, as compared to a more robust 5.6% final mark for the prior quarter. The strong rally in commodity prices continued into 2006 through mid-May, before declining concurrently with the equity markets. The U.S. Federal Reserve raised interest rates by 25 basis points at each of the eight meetings over the 12-month period ending July 31, 2006. Corporate profit growth remained strong despite rising wages, raw material prices and interest rates. Capital spending continued to lag profit growth; however, some companies choose to use excess cash for share repurchases, dividends and merger activity.

In terms of the Fund's positioning over the 12-month period ended July 31, 2006, an overweight in technology benefited from a proliferation of data-rich content on the internet, which created demand for products that support the transmission and routing of this traffic. An underweight in energy was maintained despite rising oil prices as storage levels of crude oil and other derivative products remain elevated and as demand for these products remains constrained. The Fund's exposure in the financial sector was increased modestly from the prior 12 months, with a focus on companies that stand to benefit from the increased trading volumes that result as the domestic equity markets incorporate electronic trading.

As economic growth decelerates, the manager expects the stock market to reward fundamental success, according differentiated valuation to companies that continue to achieve superior growth and rising earnings projections. Growth stocks continue to sell at a historically low premium to the broad market. This has enabled the manager to continue a strategy of "trading up" to companies our research indicates will be the growth leaders in the emerging cycle. The Fund continues to be invested in companies exhibiting strong top line growth and whose fundamentals remain sound.


2 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell MidCap Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Mid-cap stocks may have limited marketability and may be subject to more abrupt or erratic market movements than large-cap stocks. The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED JULY 31, 2006                          6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund
   Class A                                            -20.11%        -5.32%
   Class B                                            -20.31%        -6.08%
   Class C                                            -20.34%        -6.11%
   Advisor Class*                                     -19.89%        -5.05%
   Class R*                                           -20.17%        -5.64%
   Class K*                                           -20.11%        -5.32%
   Class I*                                           -19.91%        -4.97%
Russell MidCap Growth Index                            -6.70%         2.98%

* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/96 TO 7/31/06


AllianceBernstein Mid-Cap Growth Fund Class A: $17,155
Russell MidCap Growth Index: $23,550


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                        AllianceBernstein Mid-Cap        Russell MidCap
                           Growth Fund Class A            Growth Index
-------------------------------------------------------------------------------
        7/31/96                 $  9,575                    $ 10,000
        7/31/97                 $ 14,600                    $ 13,969
        7/31/98                 $ 14,873                    $ 15,133
        7/31/99                 $ 17,144                    $ 18,415
        7/31/00                 $ 18,308                    $ 26,473
        7/31/01                 $ 14,130                    $ 18,052
        7/31/02                 $  9,439                    $ 12,875
        7/31/03                 $ 12,529                    $ 15,855
        7/31/04                 $ 15,114                    $ 18,200
        7/31/05                 $ 18,120                    $ 22,869
        7/31/06                 $ 17,155                    $ 23,550

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Mid-Cap Growth Fund Class A shares (from 7/31/96 to 7/31/06) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2006

--------------------------------------------------------------
                                NAV Returns     SEC Returns
Class A Shares
1 Year                             -5.32%         -9.39%
5 Years                             3.96%          3.07%
10 Years                            6.01%          5.55%

Class B Shares
1 Year                             -6.08%         -9.47%
5 Years                             3.11%          3.11%
10 Years(a)                         5.29%          5.29%

Class C Shares
1 Year                             -6.11%         -6.95%
5 Years                             3.11%          3.11%
10 Years                            5.09%          5.09%

Advisor Class Shares+
1 Year                             -5.05%         -5.05%
5 Years                             4.24%          4.24%
Since Inception*                    5.60%          5.60%

Class R Shares+
1 Year                             -5.64%         -5.64%
Since Inception*                    0.42%          0.42%

Class K Shares+
1 Year                             -5.32%         -5.32%
Since Inception*                    0.66%          0.66%

Class I Shares+
1 Year                             -4.97%         -4.97%
Since Inception*                    1.04%          1.04%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)

--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             8.88%
5 Years                                            4.29%
10 Years                                           6.11%

Class B Shares
1 Year                                             8.75%
5 Years                                            4.32%
10 Years(a)                                        5.84%

Class C Shares
1 Year                                            11.97%
5 Years                                            4.36%
10 Years                                           5.66%

Advisor Class Shares+
1 Year                                            14.04%
5 Years                                            5.45%
Since Inception*                                   6.92%

Class R Shares+
1 Year                                            13.59%
Since Inception*                                   9.77%

Class K Shares+
1 Year                                            13.75%
Since Inception*                                  10.02%

Class I Shares+
1 Year                                            14.28%
Since Inception*                                  10.40%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         Beginning                            Ending
                       Account Value                      Account Value                     Expenses Paid
                     February 1, 2006                     July 31, 2006                     During Period*
            ------------------------------   -------------------------------   ---------------------------
                Actual        Hypothetical         Actual        Hypothetical**        Actual      Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A         $1,000           $1,000           $798.86          $1,019.09            $5.13           $5.76
Class B         $1,000           $1,000           $796.93          $1,015.03            $8.78           $9.84
Class C         $1,000           $1,000           $796.58          $1,015.17            $8.64           $9.69
Advisor
  Class         $1,000           $1,000           $801.12          $1,020.18            $4.15           $4.66
Class R         $1,000           $1,000           $798.29          $1,017.16            $6.87           $7.70
Class K         $1,000           $1,000           $798.86          $1,018.60            $5.58           $6.26
Class I         $1,000           $1,000           $800.86          $1,020.73            $3.66           $4.11

* Expenses are equal to the classes' annualized expense ratios of 1.15%, 1.97%, 1.94%, 0.93%, 1.54%, 1.25% and 0.82%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 7


PORTFOLIO SUMMARY
July 31, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $753.1


SECTOR BREAKDOWN*
[ ]  49.5%   Technology                  [PIE CHART OMITTED]
[ ]  16.0%   Health Care
[ ]  15.9%   Consumer Services
[ ]  15.5%   Finance
[ ]   1.3%   Energy
[ ]   0.3%   Consumer Staples

[ ]   1.5%   Short-Term


TEN LARGEST HOLDINGS**
July 31, 2006

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
KLA-Tencor Corp.                                $  39,425,669           5.2%
Juniper Networks, Inc.                             35,230,742           4.7
Apollo Group, Inc. Class A                         34,705,340           4.6
Silicon Laboratories, Inc.                         31,732,260           4.2
Level 3 Communications, Inc.                       30,490,348           4.0
Applera Corp.                                      29,608,977           4.0
XM Satellite Radio Holdings, Inc. Class A          29,022,237           3.9
Nasdaq Stock Market, Inc.                          28,835,142           3.8
JDS Uniphase Corp.                                 27,817,527           3.7
NYSE Group, Inc.                                   27,006,630           3.6
                                                $ 313,874,872          41.7%

* All data are as of July 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

The Fund's sector breakdown is classified in the above pie chart and throughout this report according to AllianceBernstein's sector classification scheme. For readers specifically interested in the Russell sector classification of this Fund, the sector breakdown according to Russell's classification scheme is as follows: technology 31.7%, financial services 18.0%, consumer discretionary 15.3%, health care 15.2%, producer durables 11.0%, utilities 7.1%, materials & processing 1.3% and cash 0.5%.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.

**  Long-term investments.


8 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


PORTFOLIO OF INVESTMENTS
July 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.7%

Technology-50.1%
Communication Equipment-9.6%
JDS Uniphase Corp.(a)*                             13,059,872     $  27,817,527
Juniper Networks, Inc.(a)*                          2,619,386        35,230,742
Research In Motion Ltd.(a)                            145,260         9,533,414
                                                                  -------------
                                                                     72,581,683
Communication Services-7.1%
Level 3 Communications, Inc.(a)                     7,798,043        30,490,348
NeuStar, Inc. Class A(a)*                             741,351        22,878,092
                                                                  -------------
                                                                     53,368,440
Computer Peripherals-2.2%
Network Appliance, Inc.(a)                            552,045        16,390,216

Internet Media-2.3%
Move, Inc.(a)                                       3,941,208        17,341,315

Semiconductor Capital Equipment-11.6%
Cymer, Inc.(a)                                        256,100        10,018,632
Formfactor, Inc.(a)                                   409,607        17,559,852
KLA-Tencor Corp.                                      934,479        39,425,669
Lam Research Corp.(a)                                 485,693        20,199,972
                                                                  -------------
                                                                     87,204,125
Semiconductor Components-11.6%
Advanced Micro Devices, Inc.(a)*                    1,108,312        21,490,170
Broadcom Corp. Class A(a)                             765,226        18,357,772
Netlogic Microsystems, Inc.(a)*                       343,570         8,417,465
PMC-Sierra, Inc.(a)*                                1,213,038         6,198,624
Silicon Laboratories, Inc.(a)                         859,487        31,732,260
Spansion, Inc. Class A(a)*                            118,991         1,663,494
                                                                  -------------
                                                                     87,859,785
Software-5.2%
NAVTEQ(a)*                                            676,090        19,052,216
Red Hat, Inc.(a)*                                     760,700        18,013,376
Salesforce.com, Inc.(a)                                74,300         1,909,510
                                                                  -------------
                                                                     38,975,102
Miscellaneous-0.5%
Itron, Inc.(a)                                         79,100         3,681,314
                                                                  -------------
                                                                    377,401,980
Health Care-16.2%
Biotechnology-9.0%
Affymetrix, Inc.(a)*                                1,185,819        25,578,116
Applera Corp.-Applied Biosystems Group                231,533         7,443,786
Applera Corp.-Celera Genomics Group(a)              1,641,866        22,165,191


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Compugen, Ltd.(a)                                   1,715,350     $   4,854,440
deCODE GENETICS, Inc.(a)*                           1,404,160         6,754,010
Vertex Pharmaceuticals, Inc.(a)                        41,700         1,397,784
                                                                  -------------
                                                                     68,193,327
Medical Products-4.3%
Cerus Corp.(a)*                                     1,712,916        10,294,625
Given Imaging, Ltd.(a)*                             1,318,193        21,776,548
                                                                  -------------
                                                                     32,071,173
Medical Services-2.9%
Cepheid, Inc.(a)                                    2,390,331        21,799,819
                                                                  -------------
                                                                    122,064,319
Consumer Services-16.1%
Advertising-1.0%
Audible, Inc.(a)*                                   1,040,103         7,769,569

Apparel-1.1%
Urban Outfitters, Inc.(a)*                            565,200         8,246,268

Broadcasting & Cable-4.6%
Sirius Satellite Radio, Inc.(a)*                    1,408,000         5,913,600
XM Satellite Radio Holdings, Inc. Class A(a)*       2,501,917        29,022,237
                                                                  -------------
                                                                     34,935,837
Retail-General Merchandise-1.4%
Coldwater Creek, Inc.(a)                              521,600        10,395,488

Miscellaneous-8.0%
Apollo Group, Inc. Class A(a)*                        733,418        34,705,340
Shanda Interactive Entertainment, Ltd. (ADR)(a)*    1,682,212        25,350,935
                                                                  -------------
                                                                     60,056,275
                                                                  -------------
                                                                    121,403,437
Finance-15.7%
Brokerage & Money Management-5.1%
International Securities Exchange, Inc. Class A*      450,522        18,331,740
TD Ameritrade Holding Corp.                         1,225,581        20,075,017
                                                                  -------------
                                                                     38,406,757
Miscellaneous-10.6%
Chicago Mercantile Exchange Holdings, Inc.             51,906        23,939,047
Nasdaq Stock Market, Inc.(a)                        1,047,408        28,835,142
NYSE Group, Inc.(a)*                                  434,260        27,006,630
                                                                  -------------
                                                                     79,780,819
                                                                  -------------
                                                                    118,187,576
Energy-1.3%
Miscellaneous-1.3%
Energy Conversion Devices, Inc.(a)*                   300,126        10,099,240


10 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Staples-0.3%
Miscellaneous-0.3%
Panera Bread Co. Class A(a)                            36,600     $   1,914,546

Total Common Stocks
  (cost $774,996,999)                                               751,071,098

SHORT-TERM INVESTMENT-1.5%
Time Deposit-1.5%
State Street Euro Dollar
  4.60%, 8/01/06
  (cost $10,865,000)                                 $ 10,865        10,865,000

Total Investments Before Security Lending
  Collateral-101.2%
  (cost $785,861,999)                                               761,936,098

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-22.1%
Short-Term Investment
UBS Private Money Market Fund, LLC
  (cost $166,385,114)                             166,385,114       166,385,114

Total Investments-123.3%
  (cost $952,247,113)                                               928,321,212
Other assets less liabilities-(23.3)%                              (175,229,661)

Net Assets-100%                                                   $ 753,091,551


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 11


STATEMENT OF ASSETS & LIABILITIES
July 31, 2006

Assets
Investments in securities, at value
  (cost $952,247,113--including investment of
  cash collateral for securities loaned of $166,385,114)       $ 928,321,212(a)
Cash                                                                     651
Receivable for investment securities sold                         15,715,799
Receivable for capital stock sold                                  1,326,828
Dividends and interest receivable                                      1,388
Total assets                                                     945,365,878

Liabilities
Payable for collateral on securities loaned                      166,385,114
Payable for investment securities purchased                       22,781,681
Payable for capital stock redeemed                                 1,974,179
Advisory fee payable                                                 478,654
Distribution fee payable                                             191,974
Transfer Agent fee payable                                           161,155
Administrative fee payable                                            29,984
Accrued expenses                                                     271,586
Total liabilities                                                192,274,327
Net Assets                                                     $ 753,091,551

Composition of Net Assets
Capital stock, at par                                          $   1,369,376
Additional paid-in capital                                       736,080,929
Accumulated net realized gain on investment transactions          39,567,147
Net unrealized depreciation of investments                       (23,925,901)
                                                               $ 753,091,551

Net Asset Value Per Share--21 billion shares of capital stock authorized, $.01 par value

                                         Shares           Net Asset
Class              Net Assets         Outstanding           Value
-----------------------------------------------------------------------
A                $ 593,870,017        106,021,803          $ 5.60*
B                $  50,045,338         10,722,763          $ 4.67
C                $  26,700,810          5,728,594          $ 4.66
Advisor          $  70,831,613         12,391,835          $ 5.72
R                $   1,974,464            353,975          $ 5.58
K                $     297,732             53,168          $ 5.60
I                $   9,371,577          1,665,455          $ 5.63


* The maximum offering price per share for Class A shares was $5.85 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $157,017,721 (see Note E).

See notes to financial statements.


12 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


STATEMENT OF OPERATIONS
Year Ended July 31, 2006

Investment Income
Dividends                                        $   3,143,074
Securities lending income                            1,620,156
Interest                                               344,681    $   5,107,911

Expenses
Management fee                                       6,156,307
Distribution fee--Class A                            1,535,954
Distribution fee--Class B                              670,938
Distribution fee--Class C                              292,090
Distribution fee--Class R                                2,403
Distribution fee--Class K                                  221
Transfer agency--Class A                             1,244,510
Transfer agency--Class B                               148,761
Transfer agency--Class C                                56,164
Transfer agency--Advisor Class                         135,729
Transfer agency--Class R                                 1,118
Transfer agency--Class K                                   177
Transfer agency--Class I                                 4,325
Printing                                               406,998
Custodian                                              260,783
Registration                                           113,794
Legal                                                  105,373
Administrative                                          90,312
Audit                                                   59,842
Directors' fees                                         28,500
Miscellaneous                                           24,032
Total expenses                                      11,338,331
Less: expense offset arrangement
  (see Note B)                                         (49,960)
Net expenses                                                         11,288,371
Net investment loss                                                  (6,180,460)

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain on investment
  transactions                                                      119,539,281
Net change in unrealized
  appreciation/depreciation
  of investments                                                   (159,939,097)
Net loss on investment transactions                                 (40,399,816)

Net Decrease in Net Assets
  from Operations                                                 $ (46,580,276)


See notes to financial statements.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                    July 31,         July 31,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                             $   (6,180,460)  $   (7,585,094)
Net realized gain on investment
  transactions                                     119,539,281       97,402,126
Net change in unrealized
  appreciation/depreciation
  of investments                                  (159,939,097)      50,931,030
Net increase (decrease) in net assets
  from operations                                  (46,580,276)     140,748,062

Distributions to Shareholders from
Net realized gain on investment
  transactions
  Class A                                          (58,655,957)              -0-
  Class B                                           (6,996,484)              -0-
  Class C                                           (2,585,689)              -0-
  Advisor Class                                     (6,024,760)              -0-
  Class R                                               (1,092)              -0-
  Class K                                                 (982)              -0-
  Class I                                             (928,477)              -0-

Capital Stock Transactions
Net increase (decrease)                             58,391,000      (80,151,890)
Total increase (decrease)                          (63,382,717)      60,596,172

Net Assets
Beginning of period                                816,474,268      755,878,096
End of period (including accumulated
  net investment loss of $0 and $0,
  respectively)                                 $  753,091,551   $  816,474,268


See notes to financial statements.


14 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
July 31, 2006

NOTE A

Significant Accounting Policies

The AllianceBernstein Mid-Cap Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 15


listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Manager") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


16 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the exdividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 17


NOTE B

Management Fee and Other Transactions With Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, ..65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $90,312 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended July 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,018,647 for the year ended July 31, 2006.

For the year ended July 31, 2006, the Fund's expenses were reduced by $49,960 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $22,370 from the sale of Class A shares and received $6,757, $62,955 and $4,382 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2006.

Brokerage commissions paid on investment transactions for the year ended July 31, 2006 amounted to $3,755,434 of which $108,498 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K


18 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .23% of average daily net assets attributable to Class A shares. Prior to April 1, 2006, payments under the Class A plan were limited to .22% of average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,446,896, $2,269,571, $6,839 and $848, for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2006, were as follows:

                                                   Purchases         Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $1,159,842,862   $1,172,582,988
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  988,452,181
Gross unrealized appreciation                                    $   69,388,403
Gross unrealized depreciation                                      (129,521,372)
Net unrealized depreciation                                      $  (60,132,969)

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (formerly UBS Warburg LLC) (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 19


consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2006, the Fund had loaned securities with a value of $157,017,721 and received cash collateral which was invested in a money market fund valued at $166,385,114 as included in the accompanying portfolio of investments. For the year ended July 31, 2006, the Fund earned fee income of $1,620,156 which is included in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended     Year Ended
                        July 31,      July 31,       July 31,       July 31,
                         2006          2005           2006           2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           16,542,333     8,269,711   $ 110,410,836   $  48,173,433
Shares issued in
  reinvestment of
  dividends and
  distributions        7,517,460            -0-     49,314,539              -0-
Shares converted
  from Class B         1,300,777       681,544       8,525,958       4,157,589
Shares redeemed      (20,640,025)  (21,249,735)   (134,106,218)   (123,888,353)
Net increase
  (decrease)           4,720,545   (12,298,480)  $  34,145,115   $ (71,557,331)

Class B
Shares sold            1,880,472     2,187,239   $  10,649,559   $  10,967,154
Shares issued in
  reinvestment of
  dividends and
  distributions        1,160,609            -0-      6,371,746              -0-
Shares converted
  to Class A          (1,316,495)     (700,062)     (8,525,958)     (4,157,589)
Shares redeemed       (3,754,226)   (4,844,419)    (19,259,532)    (23,512,827)
Net decrease          (2,029,640)   (3,357,242)  $ (10,764,185)  $ (16,703,262)


20 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended     Year Ended
                       July 31,      July 31,       July 31,       July 31,
                         2006          2005           2006           2005
                     ------------  ------------  --------------  --------------
Class C
Shares sold            3,085,785     1,244,041   $  17,467,907   $   6,279,521
Shares issued in
  reinvestment of
  dividends and
  distributions          403,673            -0-      2,216,164              -0-
Shares redeemed       (2,142,850)   (2,493,024)    (11,693,574)    (12,168,120)
Net increase
  (decrease)           1,346,608    (1,248,983)  $   7,990,497   $  (5,888,599)

Advisor Class
Shares sold            3,525,633     3,816,392   $  24,177,409   $  22,967,670
Shares issued in
  reinvestment of
  dividends and
  distributions          888,634            -0-      5,936,074              -0-
Shares redeemed       (2,466,192)   (1,519,521)    (16,516,591)     (9,000,454)
Net increase           1,948,075     2,296,871   $  13,596,892   $  13,967,216

                                     March 1,                        March 1,
                                    2005(a) to                      2005(a) to
                                  July 31, 2005                   July 31, 2005
                                   ------------                  --------------
Class R
Shares sold              380,005         1,667   $   2,403,231   $      10,086
Shares issued in
  reinvestment of
  dividends and
  distributions               17            -0-            107              -0-
Shares redeemed          (27,714)           -0-       (176,565)             -0-
Net increase             352,308         1,667   $   2,226,773   $      10,086

Class K
Shares sold               51,774         1,653   $     344,194   $      10,000
Shares redeemed             (259)           -0-         (1,532)             -0-
Net increase              51,515         1,653   $     342,662   $      10,000

Class I
Shares sold            1,682,173         1,653   $  10,881,939   $      10,000
Shares issued in
  reinvestment of
  dividends and
  distributions          141,171            -0-        927,495              -0-
Shares redeemed         (159,542)           -0-       (956,188)             -0-
Net increase           1,663,802         1,653   $  10,853,246   $      10,000

(a)  Commencement of distribution.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 21


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2006.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended July 31, 2006 were as follows:

                                                                  2006
                                                             --------------
Distributions paid from:
  Long-term capital gain                                     $   75,193,441
  Total taxable distributions                                    75,193,441
  Total distributions paid                                   $   75,193,441

As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   48,582,960
Undistributed long term capital gain                             27,189,255
Unrealized appreciation/(depreciation)                          (60,130,969)(a)
Total accumulated earnings/(deficit)                         $   15,641,246

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


22 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


During the current fiscal year, permanent differences, primarily due to net operating loss, resulted in a decrease to net investment loss and a corresponding decrease in accumulated net realized gain on investments. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; however, it is not expected that the Fund will have its fee reduced; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 23


the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.


24 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 25


Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


26 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


NOTE K

Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2005 and the year ended July 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE L

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 27


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class A
                                -----------------------------------------------------------------------------------
                                                                            December 1,          Year Ended
                                            Year Ended July 31,               2002 to            November 30,
                                -----------------------------------------     July 31,    -------------------------
                                    2006          2005         2004           2003(a)         2002         2001
                                ------------  ------------  -------------  -------------  ------------  -----------
Net asset value,
  beginning of period              $6.45          $5.38        $4.46          $3.70           $4.79        $5.83

Income From Investment
  Operations
Net investment loss(b)              (.04)          (.05)        (.06)(c)       (.03)           (.04)        (.04)
Net realized and unrealized
  gain (loss) on investment
  transactions                      (.22)          1.12          .98            .79           (1.05)        (.71)
Net increase (decrease) in
  net asset value from
  operations                        (.26)          1.07          .92            .76           (1.09)        (.75)

Less: Distributions
Distributions from net
  realized gain on
  investment transactions           (.59)            -0-          -0-            -0-             -0-        (.29)
Net asset value,
  end of period                    $5.60          $6.45        $5.38          $4.46           $3.70        $4.79

Total Return
Total investment return
  based on net asset value(d)      (5.32)%        19.89%       20.63%         20.54%         (22.76)%     (13.64)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)               $593,870       $653,612     $610,854       $540,843        $469,570     $686,445
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                  1.23%(e)       1.25%        1.25%          1.45%(f)        1.34%        1.22%
  Expenses, before waivers/
    reimbursements                  1.23%(e)       1.25%        1.26%          1.45%(f)        1.34%        1.22%
  Net investment loss               (.64)%(e)      (.88)%      (1.06)%(c)     (1.11)%(f)      (1.03)%       (.69)%
Portfolio turnover rate              135%            88%         135%            75%            183%         226%


See footnote summary on page 34.


28 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     Class B
                                -----------------------------------------------------------------------------------
                                                                            December 1,          Year Ended
                                            Year Ended July 31,               2002 to            November 30,
                                -----------------------------------------     July 31,    -------------------------
                                    2006          2005         2004           2003(a)         2002         2001
                                ------------  ------------  -------------  -------------  ------------  -----------
Net asset value,
  beginning of period              $5.51          $4.63        $3.87          $3.23           $4.22        $5.21

Income From Investment
  Operations
Net investment loss(b)              (.08)          (.09)        (.09)(c)       (.03)           (.07)        (.07)
Net realized and unrealized
  gain (loss) on investment
  transactions                      (.17)           .97          .85            .67            (.92)        (.63)
Net increase (decrease) in
  net asset value from
  operations                        (.25)           .88          .76            .64            (.99)        (.70)

Less: Distributions
Distributions from net
  realized gain on
  investment transactions           (.59)            -0-          -0-            -0-             -0-        (.29)
Net asset value,
  end of period                    $4.67          $5.51        $4.63          $3.87           $3.23        $4.22

Total Return
Total investment return
  based on net asset value(d)      (6.08)%        19.01%       19.64%         19.81%         (23.46)%     (14.34)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                $50,045        $70,236      $74,567        $53,461         $41,096      $61,816
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                  2.05%(e)       2.07%        2.09%          2.32%(f)        2.20%        2.08%
  Expenses, before waivers/
    reimbursements                  2.05%(e)       2.07%        2.10%          2.32%(f)        2.20%        2.08%
  Net investment loss              (1.46)%(e)     (1.71)%      (1.90)%(c)     (1.98)%(f)      (1.89)%      (1.54)%
Portfolio turnover rate              135%            88%         135%            75%            183%         226%


See footnote summary on page 34.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    Class C
                                -----------------------------------------------------------------------------------
                                                                            December 1,          Year Ended
                                            Year Ended July 31,               2002 to            November 30,
                                -----------------------------------------     July 31,    -------------------------
                                    2006          2005         2004           2003(a)         2002         2001
                                ------------  ------------  -------------  -------------  ------------  -----------
Net asset value,
  beginning of period              $5.50          $4.62        $3.87          $3.22           $4.21        $5.20

Income From Investment
  Operations
Net investment loss(b)              (.08)          (.08)        (.09)(c)       (.03)           (.06)        (.07)
Net realized and unrealized
  gain (loss) on investment
  transactions                      (.17)           .96          .84            .68            (.93)        (.63)
Net increase (decrease) in
  net asset value from
  operations                        (.25)           .88          .75            .65            (.99)        (.70)

Less: Distributions
Distributions from net
  realized gain on
  investment transactions           (.59)            -0-          -0-            -0-             -0-        (.29)
Net asset value,
  end of period                    $4.66          $5.50        $4.62          $3.87           $3.22        $4.21

Total Return
Total investment return
  based on net asset value(d)      (6.11)%        19.05%       19.38%         20.19%         (23.52)%     (14.37)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                $26,701        $24,098      $26,017        $14,415         $10,860      $15,391
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                  2.01%(e)       2.05%        2.06%          2.27%(f)        2.16%        2.04%
  Expenses, before waivers/
    reimbursements                  2.01%(e)       2.05%        2.07%          2.27%(f)        2.16%        2.04%
  Net investment loss              (1.44)%(e)     (1.68)%      (1.87)%(c)     (1.94)%(f)      (1.85)%      (1.51)%
Portfolio turnover rate              135%            88%         135%            75%            183%         226%


See footnote summary on page 34.


30 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                    Advisor Class
                                -----------------------------------------------------------------------------------
                                                                            December 1,          Year Ended
                                            Year Ended July 31,               2002 to            November 30,
                                -----------------------------------------     July 31,    -------------------------
                                    2006          2005         2004           2003(a)         2002         2001
                                ------------  ------------  -------------  -------------  ------------  -----------
Net asset value,
  beginning of period              $6.56          $5.45        $4.52          $3.74           $4.83        $5.86

Income From Investment
  Operations
Net investment loss(b)              (.03)          (.04)        (.05)(c)         -0-           (.03)        (.03)
Net realized and unrealized
  gain (loss) on investment
  transactions                      (.22)          1.15          .98            .78           (1.06)        (.71)
Net increase (decrease) in
  net asset value from
  operations                        (.25)          1.11          .93            .78           (1.09)        (.74)

Less: Distributions
Distributions from net
  realized gain on
  investment transactions           (.59)            -0-          -0-            -0-             -0-        (.29)
Net asset value,
  end of period                    $5.72          $6.56        $5.45          $4.52           $3.74        $4.83

Total Return
Total investment return
  based on net asset value(d)      (5.05)%        20.37%       20.58%         20.86%         (22.57)%     (13.39)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                $70,832        $68,495      $44,440        $21,251         $13,092     $131,032
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                  1.00%(e)       1.04%        1.04%          1.23%(f)        1.08%        1.08%
  Expenses, before waivers/
    reimbursements                  1.00%(e)       1.04%        1.05%          1.23%(f)        1.08%        1.08%
  Net investment loss               (.42)%(e)      (.64)%       (.85)%(c)      (.89)%(f)       (.81)%       (.64)%
Portfolio turnover rate              135%            88%         135%            75%            183%         226%


See footnote summary on page 34.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Class R
                                                     -----------------------
                                                                    March 1,
                                                     Year Ended   2005(g) to
                                                      July 31,     July 31,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                    $6.45        $6.05

Income From Investment Operations
Net investment loss(b)                                   (.06)        (.02)
Net realized and unrealized gain (loss) on
  investment transactions                                (.22)         .42
Net increase (decrease) in net asset value
  from operations                                        (.28)         .40

Less: Distributions
Distributions from net realized gain on
  investment transactions                                (.59)          -0-
Net asset value, end of period                          $5.58        $6.45

Total Return
Total investment return based on net asset
  value(d)                                              (5.64)%       6.61%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $1,974          $11
Ratio to average net assets of:
  Expenses                                               1.54%(e)     1.42%(f)
  Net investment loss                                   (1.08)%(e)    (.86)%(f)
Portfolio turnover rate                                   135%          88%


See footnote summary on page 34.


32 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Class K
                                                     -----------------------
                                                                    March 1,
                                                     Year Ended   2005(g) to
                                                      July 31,     July 31,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                    $6.45        $6.05

Income From Investment Operations
Net investment loss(b)                                   (.05)        (.01)
Net realized and unrealized gain (loss) on
  investment transactions                                (.21)         .41
Net increase (decrease) in net asset value
  from operations                                        (.26)         .40

Less: Distributions
Distributions from net realized gain on
  investment transactions                                (.59)          -0-
Net asset value, end of period                          $5.60        $6.45

Total Return
Total investment return based on net asset
  value(d)                                              (5.32)%       6.61%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $298          $11
Ratio to average net assets of:
  Expenses                                               1.25%(e)     1.14%(f)
  Net investment loss                                    (.86)%(e)    (.58)%(f)
Portfolio turnover rate                                   135%          88%


See footnote summary on page 34.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Class I
                                                     -----------------------
                                                                    March 1,
                                                     Year Ende     2005(g) to
                                                       July 31,     July 31,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                    $6.46        $6.05

Income From Investment Operations
Net investment loss(b)                                   (.02)(g)     (.01)
Net realized and unrealized gain (loss) on
  investment transactions                                (.22)         .42
Net increase (decrease) in net asset value
  from operations                                        (.24)         .41

Less: Distributions
Distributions from net realized gain on
  investment transactions                                (.59)          -0-
Net asset value, end of period                          $5.63        $6.46

Total Return
Total investment return based on net asset
  value(d)                                              (4.97)%       6.78%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $9,372          $11
Ratio to average net assets of:
  Expenses                                                .87%(e)      .92%(f)
  Net investment loss                                    (.25)%(e)    (.35)%(f)
Portfolio turnover rate                                   135%          88%


(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Annualized.

(g)  Commencement of distributions.


34 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
AllianceBernstein Mid-Cap Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Mid-Cap Growth Fund, Inc. as of July 31, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2005 and the financial highlights for each of the presented years and periods ended prior to August 1, 2005 were audited by other independent registered public accountants whose report thereon, dated September 16, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Mid-Cap Growth Fund, Inc. as of July 31, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
September 25, 2006


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 35


TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $75,193,441 of capital gain distributions, during the fiscal year ended July 31, 2006, which are subject to a maximum tax rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2007.


36 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Marc O. Mayer, President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Catherine Wood(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) Ms. Wood is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 37


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                 PORTFOLIOS
                                             PRINCIPAL                             IN FUND          OTHER
   NAME, ADDRESS,                          OCCUPATION(S)                           COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH                            DURING                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                          PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of                     111          SCB Partners,
1345 Avenue of the                  AllianceBernstein L.P.                                         Inc. and
Americas                            ("AllianceBernstein") since 2001                                SCB Inc.
New York, NY 10105                  and Executive Managing Director
10/2/1957                           of AllianceBernstein Investments,
(2003)                              Inc. ("ABI") since 2003; prior
                                    thereto he was head of
                                    AllianceBernstein Institutional
                                    Investments, a unit of
                                    AllianceBernstein from 2001-2003.
                                    Prior thereto, Chief Executive
                                    Officer of Sanford C. Bernstein &
                                    Co., LLC (institutional research and
                                    brokerage arm of Bernstein & Co.
                                    LLC) ("SCB & Co.") and its prede-
                                    cessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ##        Investment Adviser and an                       113             None
P.O. Box 5060                       Independent Consultant. He was
Greenwich, CT 06831                 formerly Senior Manager of Barrett
(Chairman of the Board)             Associates, Inc., a registered
9/7/1932                            investment adviser, with which he
(1992)                              had been associated since prior to
                                    2001. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York and,
                                    prior thereto, Chief Investment Officer
                                    of the New York Bank for Savings.

Ruth Block, #,**                    Formerly: Executive Vice President              100             None
500 S.E. Mizner Blvd.               and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
11/7/1930                           the United States; Chairman and
(1989)                              Chief Executive Officer of Evlico
                                    (insurance); Director of Avon, BP
                                    (oil and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation and Governor at
                                    Large, National Association of
                                    Securities Dealers, Inc.


38 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


                                                                                 PORTFOLIOS
                                             PRINCIPAL                             IN FUND          OTHER
   NAME, ADDRESS,                          OCCUPATION(S)                           COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH                            DURING                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                          PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                 Independent Consultant. Until                   112             None
P.O. Box 167                        December 1994, he was Senior Vice
Spring Lake, NJ 07762               President of AllianceBernstein
10/23/1929                          Corporation ("AB Corp.")
(1981)                              responsible for mutual fund
                                    administration. Prior to joining AB
                                    Corp. in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of the American Institute of
                                    Certified Public Accountants since
                                    1953.

John H. Dobkin, #                   Consultant. Formerly President of               111             None
P.O. Box 12                         Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/1942                           Senior Advisor from June 1999-
(1992)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                    Committee of AB Corp.

Michael J. Downey, #                Consultant since January 2004.                  111          Asia Pacific
c/o AllianceBernstein L.P.          Formerly managing partner of                                  Fund, Inc.
Attn: Philip L. Kirstein            Lexington Capital, LLC (investment                             and The
1345 Avenue of the                  advisory firm) from December 1997                             Merger Fund
Americas                            until December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
1/26/1944                           Mutual Fund Management from
(2005)                              1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX                    111         Intel Corporation
P.O. Box 128                        Technology (semi-conductors) and                                 (semi-
Glenbrook, NV 89413                 of SRC Computers Inc., with which                              conductors);
3/7/1936                            he has been associated since prior                             Cirrus Logic
(2005)                              to 2001. He is also President of the                           Corporation
                                    Arbor Company (private family                                    (semi-
                                    investments).                                                conductors) and
                                                                                                    the Davis
                                                                                                    Selected
                                                                                                  Advisors Group
                                                                                                 of Mutual Funds



ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 39


                                                                                 PORTFOLIOS
                                             PRINCIPAL                             IN FUND          OTHER
   NAME, ADDRESS,                          OCCUPATION(S)                           COMPLEX       DIRECTORSHIPS
 AND DATE OF BIRTH                            DURING                             OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                          PAST 5 YEARS                           DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Nancy P. Jacklin, #                 Formerly U.S. Executive Director of             111             None
4046 Chancery Court, NW             the International Monetary Fund
Washington, DC 20007                (December 2002-May 2006);
5/22/1948                           partner, Clifford Chance (1992-2002);
(2006)                              Senior Counsel, International
                                    Banking and Finance, and
                                    Associate General Counsel,
                                    Citicorp (1985-1992); Assistant
                                    General Counsel (International),
                                    Federal Reserve Board of
                                    Governors (1982-1985); and
                                    Attorney Advisor, U.S. Department
                                    of the Treasury (1973-1982).
                                    Member of the Bar of the District
                                    of Columbia and of New York;
                                    member of the Council on Foreign
                                    Relations.

Marshall C. Turner, Jr., #          Principal of Turner Venture                     111           The George
220 Montgomery Street               Associates since prior to 2001.                                  Lucas
Penthouse 10                        From 2003 until May 31, 2006,                                 Educational
San Francisco, CA                   he was CEO of Toppan                                          Foundation
94104-3402                          Photomasks, Inc., Austin, Texas                              and National
10/10/1941                          (semi-conductor manufacturing                                Datacast, Inc.
(2005)                              services).


*  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##  Member of the Fair Value Pricing Committee.

+ Mr. Mayer is an "Interested Director" as defined in the Investment Company Act of 1940, due to his position as Executive Vice President of AllianceBernstein.

** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.


40 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Officer Information

Certain information concerning the Fund's Officers is listed below.


        NAME,
    ADDRESS* AND                        POSITION(S)                       PRINCIPAL OCCUPATION
   DATE OF BIRTH                       HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and Chief             See biography above.
10/2/1957                           Executive Officer

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5/29/1945                           and Independent                 Compliance Officer of the
                                    Compliance Officer              AllianceBernstein Funds with which he
                                                                    has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since prior to
                                                                    2001 until March 2003.

Thomas J. Bardong                   Vice President                  Senior Vice President of
4/28/1945                                                           AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Catherine Wood                      Vice President                  Senior Vice President of
11/26/1955                                                          AllianceBernstein,** and Chief
                                                                    Investment Officer, Regent Investor
                                                                    Services, a division of Alliance Capital
                                                                    since 2001. Prior thereto, she was a
                                                                    General Partner, co-managing global
                                                                    equity-oriented portfolios at Tupelo
                                                                    Capital Management since prior to
                                                                    2001.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
11/13/1955                                                          General Counsel and Assistant
                                                                    Secretary of ABI,** with which she has
                                                                    been associated since prior to 2001.

Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of
3/28/1959                           Financial Officer               AllianceBernstein Investor Services, Inc.
                                                                    ("ABIS"),** with which he has been
                                                                    associated since prior to 2001.

Vincent S. Noto                     Controller                      Vice President of ABIS,** with which
12/14/1964                                                          he has been associated since prior to
                                                                    2001.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 41


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;


42 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 43


and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently


44 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 45


policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 15 to 8 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 116 to 39 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1-, 3, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Russell MidCap Growth Index (the "Index") for periods ended December 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group comparison the Fund was in the 4th quintile in the 1- and 10-year periods and 1st quintile in the 3- and 5-year periods, and in the Performance Universe comparison the Fund was in the 4th quintile in the 1- and


46 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


10-year periods, 1st quintile in the 3-year period and 2nd quintile in the 5-year period. The comparative information showed that the Fund underperformed the Index in the 1- and 10-year periods and outperformed the Index in the 3- and 5-year periods. No comparative information was available for the since inception period (July 1938 inception). Based on their review and their discussion of the reasons for the Fund's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises a registered investment company that has investment strategies similar to the Fund at lower fee rates than those paid by the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and expo


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 47


sure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 70.7 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point, and that as a result the total compensation received by the Adviser from the Fund pursuant to the Advisory Agreement was only somewhat lower than the Expense Group median. The directors noted that the Fund's total expense ratio was slightly lower than the Expense Group median and materially lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which


48 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 49


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Mid-Cap Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;


5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


50 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:(3)

                                 Net Assets
                                  02/28/06         Advisory Fee Based on % of
Fund                             (million)          Average Daily Net Assets
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.         $923.6          75 bp on 1st $500 million
                                                  65 bp on next $500 million
                                                  55 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                        As a % of Average
Fund                               Amount               Daily Net Assets
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.         $83,335                    0.01%

Set forth below are the Fund's total expense ratios, calculated from the beginning of the Fund's fiscal year though the Fund's semi-annual period:

Fund                           Total Expense Ratio(4)        Fiscal Year End
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.       Class A     1.29%                July 31
                                Class B     2.10%             (ratios as of
                                Class C     2.08%            January 31, 2006)
                                Class R     1.63%
                                Class K     1.30%
                                Class I     0.91%
                                Adv. Class  1.07%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who


(3) The Fund's fee schedule was not amended in connection with the Adviser's settlement with the NYAG in December 2003 since the Fund's fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a "Growth" category.

(4)  Annualized.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 51


among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                   Net Assets      AllianceBernstein ("AB")     Effective       Fund
                    02/28/06       Institutional ("Inst.")       AB Inst.     Advisory
Fund                ($MIL)              Fee Schedule            Adv. Fee       Fee(5)
-----------------------------------------------------------------------------------------
Mid-Cap Growth      $923.6      Mid-Cap Growth                   0.522%        0.750%
Fund, Inc.                      90 bp on 1st $25 million
                                70 bp on next $25 million
                                60 bp on next $50 million
                                50 bp on the balance
                                Minimum Account Size: $10 m


(5) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.


52 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advised fund that has a similar investment style as the Fund:

Fund                           Sub-advised Fund           Fee Schedule
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.         Client # 1       0.75% on first $10 million
                                                   0.625% on next $10 million
                                                   0.50% on next $20 million
                                                   0.375% on next $20 million
                                                   0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                                   Effective         Lipper
                                  Management         Group
Fund                                Fee(7)           Median           Rank
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.           0.707            0.790            7/15


(6) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 53


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                                          Lipper   Lipper    Lipper     Lipper
                             Expense      Group     Group   Universe   Universe
Fund                      Ratio(%)(10)  Median(%)   Rank    Median(%)    Rank
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.    1.251       1.297      6/15      1.398      21/93

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated


(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  The total expense ratio shown is for the Fund's Class A shares.


54 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(11)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                        Amount Received
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.                                        $13,103

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                12b-1 Fees Received       CDSC Received
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.                $2,369,036             $106,942

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability


(11) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 55


increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                         ABIS Fee(12)
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.                                    $1,140,662

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work


(12) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


56 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended December 31, 2005:

Mid-Cap Growth Fund, Inc.           Group             Universe
-----------------------------------------------------------------------
1 year                              12/15              83/116
3 year                               1/14               1/101
5 year                               2/12               19/81
10 year                               5/8               25/39

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(16) versus its benchmark:(17)

                                         Periods Ending December 31, 2005
                                              Annualized Performance
-------------------------------------------------------------------------------
                                   1         3         5        10      Since
Fund                             Year      Year      Year      Year   Inception
-------------------------------------------------------------------------------
Mid-Cap Growth Fund, Inc.        6.71     28.29      3.08      7.38     10.69
Russell Mid-Cap Growth Index    12.10     22.70      1.38      9.27       N/A

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(13)  The performance rankings are for the Class A shares of the Fund.

(14)  The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(16)  The performance returns shown are for the Class A shares of the Fund.

(17) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 57


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


58 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


NOTES


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 59


NOTES


60 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


MCG-0151-0706


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP for the Fund's 2005 fiscal year and KPMG LLP for the Fund's 2006 fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                            Audit-Related
                             Audit Fees         Fees           Tax Fees
                          ---------------   -------------   ---------------
                  2005        $42,000           $3,680          $6,100
                  2006        $32,500           $    0          $7,500

(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                                        Total Amount of
                                                                     Foregoing Column Pre-
                                                                     approved by the Audit
                                          All Fees for                     Committee
                                       Non-Audit Services           (Portion Comprised of
                                         Provided to the              Audit Related Fees)
                                     Portfolio, the Adviser          (Portion Comprised of
                                     and Service Affiliates                 Tax Fees)
------------------------------------------------------------------------------------------

                          2005             $   812,555                     [ $ 9,780 ]
                                                                           ( $ 3,680 )
                                                                           ( $ 6,100 )

                          2006*            $ 6,471,203                     [ $ 7,500 ]
                                                                           ( $     0 )
                                                                           ( $ 7,500 )

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
----------      ----------------------

12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Mid-Cap Growth Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: September 28, 2006

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: September 28, 2006